SUPPLEMENT DATED FEBRUARY 27, 2014

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

HEALTH SCIENCES PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2013

This supplement revises the Health Sciences Portfolio Class I and P Shares summary prospectus dated May 1, 2013, (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement will be effective May 1, 2014. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Jennison Associates LLC (“Jennison”), the current sub-adviser of the Health Sciences Portfolio, will be replaced with BlackRock Investment Management (“BlackRock”). Jennison has informed Pacific Life Fund Advisors LLC, the investment adviser to the Health Sciences Portfolio, that it will be resigning as sub-adviser of the Fund for its own business reasons. Jennison is not being replaced due to performance or any other investment concerns. Accordingly, at its meeting in December 2013, the Trust’s board of trustees, including a majority of the independent trustees, approved BlackRock to become the sub-adviser effective May 1, 2014. In order to facilitate the sub-adviser change, a portion of the Fund’s holdings may be sold and new investments purchased in accordance with recommendations by the new sub-adviser. PLFA, the investment adviser to the Fund, may begin transitioning prior to May 1, 2014. PLFA and/or the Fund may retain a transitioning agent in order to reduce transaction costs associated with the purchase and sale of portfolio holdings in connection with these transitions.

The Principal Investment Strategies subsection should be replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of companies in the health sciences sector. These equity securities are primarily common stocks. The health sciences sector includes the health sciences industry and groups of health sciences-related industries, which may include, but are not limited to, health care equipment and supplies, health care providers and services, biotechnology, and pharmaceuticals. Businesses within the health sciences and related industries include, but are not limited to, companies involved in the development, production, and distribution or delivery of medical and pharmaceutical products and services, companies engaged in biotechnology and medical research and development, companies that design, manufacture or distribute medical, dental and optical equipment and supplies, including diagnostic equipment, and companies that may also provide diagnostic services or operate health facilities and hospitals, or provide related administrative, management and financial support.

The Fund may invest in small-, mid- and large capitalization companies. This Fund may invest without limit in companies located in non-U.S. countries in foreign denominated securities, including emerging market countries. The Fund may also invest in foreign currency forwards, which are purchased or sold to hedge against currency fluctuations.

The sub-adviser considers a variety of factors when choosing investments for the Fund, including identifying companies and industries that appear to have the potential for above-average returns, and identifying companies that are expected to show above-average growth over the long-term as well as those that appear to be trading below their true worth.

The sub-adviser may sell a holding when it reaches a price target, there is deterioration in the company’s fundamentals, a change in macroeconomic outlook, valuation issues, a need to rebalance the portfolio, or when other opportunities appear more attractive.

The following risks should be added to the Principal Risks subsection:

•

Forward Commitments Risk: Securities or currencies whose terms are defined on a date in the future or transactions that are scheduled to settle on a date in the future (beyond usual and customary settlement), called forward commitments, as well as when-issued securities, are subject to risk of default by, or bankruptcy of, the counterparty, which could present the risk of possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the securities and default of the counterparty. In forward commitment or when-issued transactions, if the counterparty fails to consummate the transaction, the Fund may miss the opportunity of obtaining a price or yield considered to be advantageous.

•	Leverage Risk: Leverage is investment exposure which exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so.

•	Value Companies Risk: Value companies are those that are thought to be undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

The following individuals will be the portfolio managers of the Fund:

Thomas Callan, CFA and Managing Director

Erin Xie, PhD and Managing Director